--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                                    May 31, 1999




Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, on May 18 members of the Federal Reserve's Federal Open Market Committee announced that they had adopted a bias towards higher interest rates, citing a concern that inflation might start to accelerate.

     BlackRock has adopted a cautious view of the bond market, as we believe that there is a real possibility that the Federal Reserve will raise interest rates in the near future. Additionally, because the Treasury yield curve has already priced in Federal Reserve action, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,



/s/Laurence D. Fink                      /s/Ralph L. Schlosstein
-------------------                      -----------------------
Laurence D. Fink                         Ralph L. Schlosstein
Chairman                                 President

                                                                   May 31, 1999


Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock North American Government Income Trust Inc. (the "Trust") for the six months ended April 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities, with typically 65% of the Trust's assets to be Canadian dollar-denominated securities (primarily Canadian provincial debt, Canadian Treasury securities and Canadian mortgage-backed securities). The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie
Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's, "Baa" by Moody's, or determined by the advisors to be of similar quality at time of purchase or be issued or guaranteed by the Canadian or U.S. governments or their agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:



                             ----------------------------------------------------------------------
                               4/30/99       10/31/98      CHANGE        HIGH            LOW
 STOCK PRICE                  $ 10.125       $  9.875        2.53%     $ 10.125       $  9.8125
---------------------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)        $ 12.20        $ 11.88         2.69%     $ 12.25        $ 11.60
---------------------------------------------------------------------------------------------------
 CURRENCY EXCHANGE RATE       $  0.6858      $  0.6481       5.82%     $  0.6858      $  0.6429
---------------------------------------------------------------------------------------------------
 10-YEAR U.S. TREASURY NOTE      5.35%          4.61%       16.05%        5.42%          4.52%
---------------------------------------------------------------------------------------------------

THE U.S. AND CANADIAN FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the first quarter of 1999 is estimated at an annual rate above 4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. Despite the strong economic growth, inflation has stayed surprisingly subdued. A significant factor in maintaining low inflation in the U.S. economy stems from the increase in industrial productivity. Higher productivity has allowed manufacturers to avoid price increases despite tight labor markets.

     The Treasury market briefly rallied early in the fourth quarter of 1998 before dramatically reversing in 1999. For the semi-annual period, the yield of the 10-year Treasury security rose from 4.61% on October 31, 1998 to 5.35% on April 30, 1999. The weak performance of the Treasury market can be attributed to investors leaving the safe haven of Treasuries to purchase credit sensitive or higher yielding securities in reaction to inflationary concerns voiced by the Federal Reserve.

     Canadian bonds modestly outperformed Treasuries during the period. With CPI inflation under 1%, combined with the stability of the Canadian dollar in foreign exchange markets, the Bank of Canada was encouraged to cut short- term interest rates by 25 basis points at the end of the first quarter of 1999. This interest rate cut completed the reversal of the 100 basis point tightening made in August of 1998. Economic growth in Canada has benefited from strong US demand and strength in manufacturing has helped unemployment drop to 7.8%, the lowest level since June of 1990.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury; this means that for given a change in interest rates, the movement in the Trust's NAV can be expected to approximate the price movement of the 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. Historically, the Trust's Canadian exposure has generally remained between 65% and 75% of the portfolio's assets; however, this allocation may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar.

     The following chart compares the Trust's current and October 31, 1998 asset composition.


                                SECTOR BREAKDOWN

--------------------------------------------------------------------------------
 COMPOSITION                        APRIL 30, 1999   OCTOBER 31, 1998
--------------------------------------------------------------------------------
  CANADIAN PORTFOLIO ALLOCATION           51%               48%
--------------------------------------------------------------------------------
  Canadian Government Securities          21%               17%
--------------------------------------------------------------------------------
  Canadian Corporate Bonds                14%               11%
--------------------------------------------------------------------------------
  Ontario                                  4%                6%
--------------------------------------------------------------------------------
  New Brunswick                            4%                4%
--------------------------------------------------------------------------------
  Canadian Mortgages                       2%                2%
--------------------------------------------------------------------------------
  Saskatchewan                             -                 2%
--------------------------------------------------------------------------------
  Nova Scotia                              2%                2%
--------------------------------------------------------------------------------
  Prince Edward Island                     2%                2%
--------------------------------------------------------------------------------
  Newfoundland                             2%                1%
--------------------------------------------------------------------------------
  Quebec                                  --                 1%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  U.S. PORTFOLIO ALLOCATION               49%               52%
--------------------------------------------------------------------------------
  U.S. Government Securities              17%               20%
--------------------------------------------------------------------------------
  Interest Only Mortgage-Backed
     Securities                            7%                9%
--------------------------------------------------------------------------------
  Agency Mortgage Pass-Throughs            7%                2%
--------------------------------------------------------------------------------
  Agency Multiple Class Mortgage
     Pass-Throughs                         7%                3%
--------------------------------------------------------------------------------
  FHA Project Loans                        5%                7%
--------------------------------------------------------------------------------
  Principal Only Mortgage-Backed
     Securities                            3%                3%
--------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities    2%                3%
--------------------------------------------------------------------------------
  Non-Agency Multiple Class Mortgage
     Pass-Throughs                         1%                2%
--------------------------------------------------------------------------------
  Adjustable Rate Mortgages               --                 3%
--------------------------------------------------------------------------------

     The Trust moderately increased its exposure to both Canadian bonds and the Canadian dollar during the semi-annual period. Although Canadian bonds remained relatively unchanged throughout the period they moderately outperformed their U.S. counterparts, which experienced a sharp reversal. One sector of the Canadian market that we felt was extremely undervalued was real return bonds, which are inflation-linked bonds. The Trust's allocation to this sector helped to enhance overall returns for the portfolio during the period. On the U.S. side the Trust has continued to emphasize mortgage product with relatively strong prepayment characteristics, including bonds backed by lower coupon mortgages and structured bonds with payment lockout.

PROXY RESULTS

     At the annual stockholders meeting held on May 19, 1999 three proposals were brought before the shareholders. The first two proposals were routine (electing three directors and appointing the independent auditors), and the third was a proposal submitted by a shareholder requesting that the Trust shall promptly conduct a self-tender offer for a significant percentage of its outstanding shares at net asset value. The first two proposals were approved by an overwhelming majority of the shares voted (81% for, 0% against on the first proposal and 97% for, 2% against on the second proposal). The third proposal was approved by approximately 31% of shareholders (51% of those who voted). At an upcoming meeting, the Board of Directors will review the results of the vote on the third proposal and consider the shareholder's request. The Board of Directors may also consider alternative courses of action to attempt to reduce the discount to net asset value at which the Trust's shares are currently trading. If a decision is made to pursue any one or more of such courses of action an announcement will be made to shareholders.

     We will continue to manage the Trust to seek to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,

/s/Robert S. Kapito                         /s/Michael P. Lustig
-------------------                         --------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                 BNA
--------------------------------------------------------------------------------
  Initial Offering Date:                                     December 20, 1991
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/99:                             $ 10.125
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/99:                                 $ 12.20
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/99 ($10.125)1:            8.30%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                       $  0.07
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                    $  0.84
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)





===========================================================================================
                PRINCIPAL
                 AMOUNT                                                           VALUE
 RATING*          (000)                         DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------------------------
                               LONG-TERM INVESTMENTS-141.6%
                               UNITED STATES SECURITIES-69.0%
                               MORTGAGE PASS-THROUGHS-16.3%
                 $  8,918#      Federal Home Loan Mortgage Corp.,
                                  6.50%, 02/01/28 - 05/01/29 .............   $  8,873,113
                                Federal Housing Administration,
                                  GMAC,
                    2,142          Series 37, 7.43%, 10/01/22 .............     2,150,461
                    1,240          Series 44, 7.43%, 08/01/22 .............     1,214,254
                    1,632          Series 59, 7.43%, 07/01/21 .............     1,652,545
                      711          Series 65, 7.43%, 12/01/21 .............       720,760
                                   Merrill,
                    2,896          Series 29, 7.43%, 06/01/22 .............     2,966,059
                   23,456          Series 42, 7.43%, 09/01/22 .............    23,543,373
                                   Reilly,
                    2,211          Series B-11, 7.40%, 04/01/21 ...........     2,218,074
                    2,272          Westmore Project 8240,
                                   7.25%, 04/01/21 ........................     2,274,626
                                 Federal National Mortgage
                                  Association,
                   19,950+         5.50%, 12/01/13 - 02/01/14 .............    19,351,016
                    5,425+         7.00%, 02/01/24 - 01/01/29 .............     5,496,666
                                 Government National Mortgage
                                   Association,
                    1,347          8.00%, 04/15/24 - 11/15/25 .............     1,404,012
                                                                              -----------
                                                                               71,864,959
                                                                              -----------
                               MULTIPLE CLASS MORTGAGE
                               PASS-THROUGHS-9.9%
                               Countrywide Funding Corp.,
 Aaa                3,108        Series 1993-7, Class 7-AS3,
                                   11/25/23 (ARM) .........................     3,092,748
 AAA                1,696          Series 1993-10, Class 10-A8,
                                   01/25/24 (ARM) .........................     1,655,972
                               Federal Home Loan Mortgage Corp.,
                                 Multiclass Mortgage Participation
                                 Certificates,
                    6,614++      Series 1104, Class 1104-L,
                                   06/15/21 ...............................     6,876,476
                      717        Series 1590, Class 1590-OA,
                                   10/15/23 (ARM) .........................       746,751
                    1,225        Series 1590, Class 1590-T,
                                   10/15/23 (ARM) .........................     1,012,187
                      530        Series 1609, Class 1609-LN,
                                   11/15/23 (ARM) .........................       478,431
                    1,000        Series 1611, Class 1611-JC,
                                   8/15/23 ................................     1,030,000
                    2,967        Series 1673, Class 1673-SD,
                                   02/15/24 (ARM) .........................     2,797,189


===========================================================================================
                PRINCIPAL
                 AMOUNT                                                           VALUE
 RATING*          (000)                         DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------------------------
                               Federal Home Loan Mortgage Corp.,
                               Multiclass Mortgage Participation
                               Certificates,
                 $  3,092        Series 1699, Class 1699-ST,
                                  03/15/24 ................................  $  2,519,936
                               Federal National Mortgage Association,
                                 REMIC Pass-Through Certificates,
                    3,690++    Trust 1989-90, Class 90-E,
                                 12/25/19 .................................     3,880,764
                      905@     Trust 1991-87, Class 87-S,
                                 08/25/21 (ARM) ...........................     1,030,666
                      825      Trust 1991-145, Class 145-S,
                                 10/25/06 (ARM) ...........................       948,966
                    1,140      Trust 1993-139, Class 139-SY,
                                 08/25/23 (ARM) ...........................     1,160,145
                    1,612      Trust 1993-170, Class 170-SC,
                                 09/25/08 (ARM) ...........................     1,584,366
                      187      Trust 1993-183, Class 183-SM,
                                 10/25/23 (ARM) ...........................       186,410
                    1,700      Trust 1993-196, Class 196-SC,
                                 10/25/08 .................................     1,703,179
                    1,531      Trust 1993-210, Class 210-A,
                                 01/25/23 .................................     1,487,905
                    2,187      Trust 1993-214, Class 214-S,
                                 12/25/08 .................................     2,160,043
                    1,178      Trust 1993-256, Class 256-F,
                                 11/25/23 (ARM) ...........................     1,074,612
                    1,808      Trust 1994-23, Class 23-PS,
                                 04/25/23 .................................     1,794,870
                    4,673++    Trust 1995-10, Class 10-Z,
                                 03/25/24 .................................     4,661,875
                    2,100      Trust 1996-14, Class 14-M,
                                 10/25/21 .................................     1,859,151
                                                                             ------------
                                                                               43,742,642
                                                                             ------------
                               INTEREST ONLY MORTGAGE-BACKED
                               SECURITIES-12.0%
                               BA Mortgage Securities Inc.,
 Aaa                1,367        Series 1997-1, Class X, 7/25/26 ..........       177,749
 AAA                2,349        Series 1998-1, Class 2X, 5/25/13 .........       317,172
 AAA              165,925      Countrywide Funding Corp.,
                                 Series 1998-6, Class 6-X,
                                   6/25/13 ................................     1,840,736
 AAA                8,808**    Credit Suisse First Boston Mortgage
                                 Corp.,
                                 Trust 1997-C1, Class C1-AX,
                                   4/20/22 ................................       823,446
                               Federal Home Loan Mortgage Corp.,
                    8,212        Series 183, Class 183-IO,
                                   4/01/27 ................................     2,070,875

See Notes to Financial Statements.

===========================================================================================
                PRINCIPAL
                 AMOUNT                                                           VALUE
 RATING*          (000)                         DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------------------------
                               INTEREST ONLY MORTGAGE-BACKED
                               SECURITIES (CONT'D)
                               Federal Home Loan Mortgage Corp.,
                 $ 12,379        Series 192, Class 192-IO,
                                   2/01/28 ................................  $  3,411,890
                    3,884        Series 1254, Class 1254-Z,
                                   4/15/22 ................................       538,951
                    7,172        Series 1353, Class 1353-S,
                                   08/15/07 ...............................       478,063
                    2,280        Series 1379, Class 1379-P,
                                   8/15/18 ................................        62,283
                    7,500        Series 1434, Class 1434-M,
                                   12/15/22 ...............................     3,623,205
                    4,573        Series 1506, Class 1506-L,
                                   5/15/08 ................................       639,028
                   20,000        Series 1809, Class 1809-SC,
                                   12/15/23 ...............................     1,758,200
                    4,492        Series 1900, Class 1900-SV,
                                   08/15/08 ...............................       641,086
                    1,725        Series 1910, Class 1910-IC,
                                   5/15/25 ................................       284,768
                   23,646++      Series 1998-27, Class 27-M,
                                   05/25/28 ...............................     8,080,281
                    7,000        Series 2002, Class 2002-HJ,
                                   10/15/08 ...............................       748,585
                    5,225        Series 2044, Class 2044-PF,
                                   6/15/20 ................................       897,218
                    3,763        Series 2062, Class 2062-QL,
                                   3/15/28 ................................     1,107,780
                    2,430        Series 2066, Class 2066-PJ,
                                   12/15/26 ...............................       663,225
                    6,482        Series 2080, Class 2080-PL,
                                   1/15/27 ...............................      1,887,860
                   10,173        Series 2130, Class 2130-SC,
                                   3/15/29 ...............................      1,080,838
                               Federal National Mortgage Association,
                                 REMIC Pass-Through Certificates,
                    1,510      Trust G1992-5, Class 5-E,
                                   1/25/22 ................................       422,470
                   1,076@      Trust G1992-5, Class 5-H,
                                   1/25/22 ................................       235,688
                    2,930      Trust 1993-46, Class 46-S,
                                   5/25/22 ................................       177,086
                    8,502      Trust 1993-199, Class 199-SB,
                                   10/25/23 ...............................       503,469
                    4,539      Trust 1993-202, Class 202-QA,
                                   6/25/19 ................................       348,244
                    7,142      Trust 1995-26, Class 26-SW,
                                   2/25/24 ................................       972,315
                    6,437      Trust 1997-50, Class 50-SI,
                                   4/25/23 ................................       177,025
                   10,224      Trust 1997-65, Class 65-SG,
                                   2/25/15 ................................     1,402,598
                    9,989      Trust 1998-16, Series 16-PK,
                                   12/18/21 ...............................     1,436,938
                    4,500      Trust 1998-25, Class 25-PG,
                                   3/18/22 ................................       776,250


===========================================================================================
                PRINCIPAL
                 AMOUNT                                                           VALUE
 RATING*          (000)                         DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------------------------
                 $  3,529      Trust 1998-45, Class 45-PL,
                                   3/18/24 ................................  $    899,777
 Aaa                3,791      G. E. Capital Mortgage Services,
                                 Trust 1993-13, Class A2,
                                   10/25/08 ...............................       120,675
                               GMAC Commercial Mortgage
                                 Securities Inc., Mortgage Certificate,
 AAA               18,545      Trust 1997-C1, Class C1-X, 7/15/27..........     1,608,274
 AAA               68,547      Trust 1998-C2, Class C2-X, 8/15/23..........     2,829,542
 NR                33,609**    Goldman Sachs Mortgage
                                 Securities Corp., Mortgage
                                 Participation Certifcates,
                                 Series 1998-5, Class 5-IO,
                                   6/19/27 ................................       834,978
                               Government National Mortgage
                                 Association,
                    4,822      Trust 1999-3, Class 3-S, 2/16/29 ...........       512,302
                   43,827      Trust 1999-5, Class 5-S, 2/16/29 ...........     2,013,316
                   24,646      Trust 1999-8, Class 8-S, 3/16/29 ...........     1,109,079
 NR                21,936**    Hanover Grantor Trust,
                                 Series 1999-A, Class 1-IO,
                                   4/28/10 ................................       749,832
 Aaa               54,172      Merrill Lynch Mortgage Investors Inc.,
                               Trust 1997-C2, Class C2-IO,
                                 12/10/29 .................................     3,780,927
 AAA                5,926**    Morgan Stanley Capital 1 Inc.,
                                 Trust 1997-HF1, Class HF1-X,
                                   6/15/17 ................................       515,243
 Aaa               73,912      Prudential Home Mortgage
                                 Securities Co., Mortgage
                                 Pass-Through Certificates,
                                 Series 1994-5, Class A-9,
                                   2/25/24 ................................       531,241
                                                                             ------------
                                                                               53,090,508
                                                                             ------------
                               PRINCIPAL ONLY MORTGAGE-BACKED
                               SECURITIES-4.1%
                               Federal Home Loan Mortgage Corp.,
                                 Multiclass Mortgage Participation
                                 Certificates,
                    8,517      Series 1570, Class 1570-C,
                                   8/15/23 ................................     6,518,729
                      487      Series 1857, Class 1857-PB,
                                   12/15/08 ...............................       422,282
                    6,297      Series 2009, Class 2009-HJ,
                                   10/15/22 ...............................     4,474,747
                      408      Series 2087, Class 2087- PO,
                                   9/15/25 ................................       293,165
                               Federal National Mortgage Association,
                                 REMIC Pass-Through Certificates,
                    1,342      Trust 279, Class 279-1,
                                   7/01/26 ................................     1,130,552
                    1,563      Trust 1996-38, Class 38-E,
                                   8/25/23 ................................     1,315,982
                      374      Trust 1997-85, Class 85-LE,
                                   10/25/23 ...............................       324,643

See Notes to Financial Statements.
                                       6

===========================================================================================
                PRINCIPAL
                 AMOUNT                                                           VALUE
 RATING*          (000)                         DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------------------------
                               PRINCIPAL ONLY MORTGAGE-BACKED
                               SECURITIES (CONT'D)
                               Federal National Mortgage Association,
                                 REMIC Pass-Through Certificates,
                 $  3,301      Trust 1998-26, Class 26-L,
                                   3/25/23 ................................  $  2,421,482
                      679      Trust 1998-48, Class 48-P,
                                   8/18/28 ................................       479,058
                    6,055      Fund America Investment Corp.,
                                 Series 1993-C, Class B, 4/29/30...........       931,077
                                                                             ------------
                                                                               18,311,717
                                                                             ------------
                               COMMERCIAL MORTGAGE-BACKED
                               SECURITIES-2.9%
 AAA                2,900++    GMAC Commercial Mortgage
                                 Securities Inc.,
                                 Trust 1998-C2, Class C2-A2,
                                   6.42% 08/15/08 .........................     2,908,559
 AAA               10,000      Prudential Securities Secured
                                 Financing Corp.,
                                 Series 1998-C1, Class A1B,
                                   6.506%, 07/15/08 .......................     9,979,507
                                                                             ------------
                                                                               12,888,066
                                                                             ------------
                               U.S GOVERNMENT SECURITIES-23.8%
                               Overseas Private Investment Corp.,
                      290          5.46%, 5/29/12 .........................       281,052
                      264          5.79%, 5/29/12 .........................       256,599
                      341          5.88%, 5/29/12 .........................       333,940
                      220          6.27%, 5/29/12 .........................       219,580
                      440          6.84%, 5/29/12 .........................       447,034
                    3,369      Small Business Administration,
                                 Series 1996-20K,
                                   6.95%, 11/01/16 ........................     3,442,608
                               U.S. Treasury Bonds,
                   10,006        3.875%, 4/15/29 (TIPS) ...................    10,034,217
                   26,200+       6.375%, 8/15/27 ..........................    27,980,814
                   24,400++      8.50%, 2/15/20 ...........................    31,842,000
                               U.S. Treasury Notes,
                      225        6.125%, 8/15/07 ..........................       235,337
                   28,350++      6.25%, 6/30/02 ...........................    29,182,639
                      150        6.50%, 5/31/01 ...........................       154,055
                      610        7.25%, 8/15/04 ...........................       664,137
                                                                             ------------
                                                                              105,074,012
                                                                             ------------
                               Total United States Securities
                                 (cost $304,124,410).......................   304,971,904
                                                                             ------------
                               CANADIAN SECURITIES-72.6%
                               CANADIAN CORPORATE BONDS-20.5%
 A2              C$15,000      Bell Canada,7.00%, 9/24/27 .................    11,346,032
 AA-                4,500      Canadian Imperial Bank of Commerce,
                                 8.50%, 2/05/07 ...........................     3,319,803
 Aa3               10,000      Canadian Imperial Bank, Toronto,
                                 8.15%, 4/25/06 ...........................     7,814,005
 A                 10,000      Credit Foncier De France,
                                 8.50%, 3/12/03 ...........................     7,496,989


===========================================================================================
                PRINCIPAL
                 AMOUNT                                                           VALUE
 RATING*          (000)                         DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------------------------
 A+              C$12,000      Daimler Benz AG,
                                 9.50%, 10/30/01 ..........................  $  8,976,026
                               European Investment Bank,
 AAA               22,800        8.50%, 8/30/05 ...........................    18,049,544
 AAA                6,500        9.125%, 9/20/04 ..........................     5,197,860
 A1                10,000      Ford Credit Canada Limited.,
                                 5.66%, 11/19/01 ..........................     6,902,133
 A2                 5,000      Greater Toronto Airports Authority,
                                 6.45%, 12/03/27 ..........................     3,579,110
 BBB-              10,500      Lindsey Morden Group Inc.,
                                 7.00%, 6/16/08 ...........................     7,022,564
 A2                15,000      Transport Canada Pipe Lines Limited,
                                 6.89%, 8/07/28 ...........................    10,699,678
                                                                             ------------
                                                                               90,403,744
                                                                             ------------
                               CANADIAN MORTGAGES-2.4%
                   15,630      NHA Mortgage Backed Securities
                                 Corp., Household Trust,
                                 7.75%, 6/01/99 ...........................    10,722,488
                                                                             ------------
                               CANADIAN GOVERNMENT
                               SECURITIES-29.8%
                               Canada Government Bonds,
                   39,896        4.25%, 12/01/26 ..........................    28,204,441
                   62,500++      5.25%, 9/01/03 ...........................    43,298,213
                   60,000+       6.00%, 6/01/08 ...........................    43,624,580
                    4,700        8.00%, 6/01/27 ...........................     4,403,579
                   15,100        9.00%, 12/01/04 ..........................    12,293,747
                                                                             ------------
                                                                              131,824,560
                                                                             ------------
                               CANADIAN PROVINCIAL SECURITIES-19.9%
                               NEW BRUNSWICK-5.3%
                               New Brunswick Province,
                   13,000        7.625%, 7/14/00 .........................     9,241,769
                   14,600        10.125%, 10/31/11 .......................    14,068,108
                                                                              -----------
                                                                               23,309,877
                                                                             ------------
                               NEWFOUNDLAND-2.1%
                   10,000      Newfoundland Province,
                                 8.45%, 2/05/26 ...........................     9,075,578
                                                                             ------------
                               NOVA SCOTIA-3.4%
                   15,000      Nova Scotia Province,
                                 9.60%, 1/30/22 ...........................    14,965,434
                                                                             ------------
                               ONTARIO-6.2%
                   10,000      Hamilton Wentworth Regional
                                 Municipality,
                                 7.00%, 6/06/01 ...........................     7,115,424
                   23,500      Ontario Province,
                                 5.70%, 12/01/08 ..........................    16,492,387
                    5,000      Toronto Metropolitan Municipality,
                                 7.75%, 12/01/05 ..........................     3,885,502
                                                                             ------------
                                                                               27,493,313
                                                                             ------------
                               PRINCE EDWARD ISLAND-2.6%
                   13,000      Prince Edward Island Province,
                                 8.50%, 10/27/15 ..........................    11,421,919
                                                                             ------------

See Notes to Financial Statements.
                                       7

===========================================================================================
                PRINCIPAL
                 AMOUNT                                                           VALUE
 RATING*          (000)                         DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------------------------
                               QUEBEC-0.3%
                 C$ 2,000      Quebec Province,
                                 7.50%, 12/01/03 ..........................  $  1,494,959
                                                                             ------------
                               Total Canadian Provincial Securities........    87,761,080
                                                                             ------------
                               Total Canadian Securities
                                 (cost $312,688,841).......................   320,711,872
                                                                             ------------
                NOTIONAL
                 AMOUNT
                  (000)
                --------
                               CALL OPTION PURCHASED-0.2%
                 $ 52,000      Interest Rate Swap, 5.85% over
                                 3-month LIBOR, expires 8/07/00............       863,996
                                                                             ------------
                               Total investments before
                                 outstanding call options
                                 written-141.8%
                                 (cost $617,897,451) ......................   626,547,772
                                                                             ------------
                               CALL OPTIONS WRITTEN-(0.0%)
                C$ 40,000      Canadian Dollars @ 1.46 expires
                                 5/27/99
                                 (premium received $148,633) ..............      (149,510)
                                                                             ------------
                               Total investments net of outstanding
                                 options written-141.8% ...................   626,398,262
                                                                             ------------
                               Liabilities in excess of other
                                 assets-(41.8%) ...........................  (184,695,017)
                                                                             ------------
                               NET ASSETS-100% ............................  $441,703,245
                                                                             ============

---------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Private placement restricted as to resale.
  + Partial principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire  principal  amount  pledged  as  collateral  for reverse repurchase agreements.
  @ Entire principal amount pledged as collateral for futures transactions.
  # Partial principal amount represents a mortgage dollar roll.


--------------------------------------------------------------------------------
                                KEY TO ABBREVIATIONS
         ARM  -- Adjustable Rate Mortgage.
       LIBOR  -- London InterBank Offer Rate.
       REMIC  -- Real Estate Mortgage Investment Conduit.
        TIPS  -- Treasury Inflation Protection Securities.
--------------------------------------------------------------------------------

See Notes to Financial Statements.
                                       8

================================================================================
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
================================================================================

ASSETS
Investments, at value (cost $617,897,451) (Note 1) .........   $626,547,772
Canadian dollars, at value (cost $1,013,094)................      1,023,873
Cash .......................................................         47,688
Receivable for investments sold ............................     13,546,709
Interest receivable ........................................     10,471,714
Forward currency contracts-amount receivable
  from counterparties ......................................        192,439
Interest rate caps, at value
  (amortized cost $452,437) (Notes 1 & 3)...................        160,146
                                                               ------------
                                                                 651,990,341
                                                               ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................    187,655,014
Payable for investments purchased ..........................     21,551,234
Investment advisory fee payable (Note 2) ...................        215,859
Interest payable ...........................................        203,971
Options written, at value
  (premium received $148,633)...............................        149,510
Administration fee payable (Note 2) ........................         35,976
Due to broker-variation margin (Notes 1 & 3) ...............         34,907
Other accrued expenses .....................................        440,625
                                                               ------------
                                                                210,287,096
                                                               ------------
NET ASSETS .................................................   $441,703,245
                                                               ============
Net assets were comprised of:
 Common stock, at par (Note 5) .............................   $    362,071
 Paid-in capital in excess of par ..........................    442,700,715
                                                               ------------
                                                                443,062,786
 Undistributed net investment income .......................        671,795
 Accumulated net realized gain on investments ..............      5,859,662
 Net unrealized appreciation on investments ................     14,223,186
 Accumulated net realized and unrealized
   foreign currency loss ...................................    (22,114,184)
                                                               ------------
Net assets, April 30, 1999 .................................   $441,703,245
                  === ====                                     ============
Net asset value per share:
 ($441,703,245 \d 36,207,093 shares of
 common stock issued and outstanding) ......................         $12.20
                                                                     ======

================================================================================
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
HERE IT ISSIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
================================================================================

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
  $2,858,019 and interest expense of $5,490,077).....   $17,533,978
                                                        -----------
Expenses
  Investment advisory ...............................     1,293,061
  Administration ....................................       215,510
  Custodian .........................................       137,000
  Reports to shareholders ...........................        67,000
  Directors .........................................        42,000
  Audit .............................................        36,000
  Transfer agent ....................................        22,000
  Legal .............................................         7,000
  Miscellaneous .....................................        16,047
                                                        -----------
  Total operating expenses ..........................     1,835,618
                                                        -----------
Net investment income ...............................    15,698,360
                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTE 3)
Net realized gain (loss) on:
  Investments .......................................     5,908,138
  Futures ...........................................      (159,444)
  Short sales .......................................       478,736
  Written options ...................................       383,187
  Foreign currency ..................................    (1,254,589)
                                                        -----------
                                                          5,356,028
                                                        -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments .......................................   (13,394,939)
  Futures ...........................................       389,136
  Written options ...................................       (99,590)
  Interest rate caps ................................       116,665
  Foreign currency ..................................    18,737,206
                                                        -----------
                                                          5,748,478
                                                        -----------
Net gain on investments and foreign currency
  transactions ......................................    11,104,506
                                                        -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...........................   $26,802,866
                                                        ===========

See Notes to Financial Statements.

================================================================================
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
================================================================================

RECONCILIATION OF NET INCREASE IN
 NET ASSETS RESULTING FROM OPERATIONS
 TO NET CASH FLOWS USED FOR
 OPERATING ACTIVITIES
Net increase in net assets resulting from operations .....   $26,802,866
                                                             -----------
Increase in investments ..................................   (20,894,442)
Net realized gain ........................................    (5,356,028)
Increase in unrealized appreciation ......................    (5,748,478)
Increase in interest rate cap ............................       (36,771)
Increase in receivable for investments sold ..............   (12,146,016)
Increase in receivable for forward currency
  contracts ..............................................      (167,838)
Decrease in interest receivable ..........................       196,465
Increase in due to broker-variation margin ...............        11,307
Increase in payable for investments purchased ............    10,748,505
Decrease in written options ..............................      (132,408)
Decrease in interest payable .............................       (76,777)
Decrease in accrued expenses and other liabilities .......       (14,414)
                                                             -----------
 Total adjustments .......................................   (33,616,895)
                                                             -----------
Net cash flows used for operating activities .............   $(6,814,029)
                                                             ===========
INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities .............   $(6,814,029)
                                                             -----------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ..............    14,135,512
 Cash dividends paid .....................................   (15,206,637)
                                                             -----------
Net cash flows used for financing activities .............    (1,071,125)
                                                             -----------
 Net realized and unrealized foreign currency gain........       178,998
 Net decrease in cash and foreign currency ...............    (7,706,156)
 Cash and foreign currency at beginning of
   period ................................................     8,777,717
                                                             -----------
 Cash and foreign currency at end of period ..............   $ 1,071,561
                                                             ===========


================================================================================
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
================================================================================

                                          SIX MONTHS ENDED     YEAR ENDED
                                              APRIL 30,        OCTOBER 31,
                                                1999              1998
                                         ------------------ ----------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:

  Net investment income ................   $  15,698,360    $ 28,386,758

  Net realized gain (loss) .............       5,356,028      (2,182,478)

  Net change in unrealized
   appreciation (depreciation) .........       5,748,478     (17,103,031)
                                           -------------    ------------
  Net increase in net
   assets resulting from
   operations ..........................      26,802,866       9,101,249

  Dividends and distributions
   (Note 1):

  Dividends from net investment
   income ..............................     (15,206,637)    (29,405,797)

  Distributions in excess
   of net investment income ............         --           (1,007,535)
                                           -------------    ------------

  Total increase (decrease) ............      11,596,229     (21,312,083)

NET ASSETS
  Beginning of period ..................     430,107,016     451,419,099
                                           -------------    ------------
  End of period ........................   $ 441,703,245    $430,107,016
                                           =============    ============


See Notes to Financial Statements.
                                       10

================================================================================
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
================================================================================

                                                                SIX MONTHS ENDED
                                                                    APRIL 30,
                                                                      1999
                                                                ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................     $     11.88
                                                                 -----------
Net investment income (net of interest expense of $0.15,
 $0.26, $0.22, $0.41, $0.35, and $0.26, respectively).......             .43
Net realized and unrealized gain (loss) ....................             .31
                                                                 -----------
Net increase (decrease) from investment operations .........             .74
                                                                 -----------
Less dividends and distributions:
 Dividends from net investment income ......................            (.42)
 Distributions in excess of net investment income ..........              --
 Return of capital distributions ...........................              --
                                                                 -----------
Total dividends and distributions ..........................            (.42)
                                                                 -----------
Net asset value, end of period* ............................     $     12.20
                                                                 ===========
Per share market value, end of period* .....................     $     10.13
                                                                 ===========
TOTAL INVESTMENT RETURN+ ..................................            6.91%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ........................................            0.85%+++
Net investment income ......................................            7.30%+++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................     $   433,660
Portfolio turnover .........................................              81%
Net assets, end of period (in thousands) ...................     $   441,703
Reverse repurchase agreements outstanding,
 end of period (in thousands) ..............................     $   187,655
Asset coverage++ ...........................................     $     3,354



                                                                                  YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------------------
                                                                 1998         1997         1996         1995         1994
                                                             ------------ ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................  $  12.47      $  12.33     $  11.36     $  10.07     $  12.34
                                                              --------      --------     --------     --------     --------
Net investment income (net of interest expense of $0.15,
 $0.26, $0.22, $0.41, $0.35, and $0.26, respectively).......       .78           .89          .93          .89         1.09
Net realized and unrealized gain (loss) ....................      (.53)          .09          .92         1.37        (2.28)
                                                              --------      --------     --------     --------     --------
Net increase (decrease) from investment operations .........       .25           .98         1.85         2.26        (1.19)
                                                              --------      --------     --------     --------     --------
Less dividends and distributions:
 Dividends from net investment income ......................      (.81)         (.84)        (.29)           -        (1.03)
 Distributions in excess of net investment income ..........      (.03)            -            -            -            -
 Return of capital distributions ...........................         -             -         (.59)        (.97)        (.05)
                                                              --------      --------     --------     --------     --------
Total dividends and distributions ..........................      (.84)         (.84)        (.88)        (.97)       (1.08)
                                                              --------      --------     --------     --------     --------
Net asset value, end of period* ............................  $  11.88      $  12.47     $  12.33     $  11.36     $  10.07
                                                              ========      ========     ========     ========     ========
Per share market value, end of period* .....................  $   9.88      $  10.56     $  10.13     $  10.13     $   9.13
                                                              ========      ========     ========     ========     ========
TOTAL INVESTMENT RETURN+ ..................................       1.34%        13.23%        9.48%       22.88%      (21.62%)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ........................................      0.88%         0.93%        0.97%        0.96%        1.01%
Net investment income ......................................      6.39%         7.30%        8.24%        8.58%        9.92%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................  $444,051      $440,465     $409,644     $374,975     $397,651
Portfolio turnover .........................................       153%          146%         151%          78%          70%
Net assets, end of period (in thousands) ...................  $430,107      $451,419     $446,394     $411,295     $364,749
Reverse repurchase agreements outstanding,
 end of period (in thousands) ..............................  $173,520      $206,126     $217,135     $202,703     $142,450
Asset coverage++ ...........................................  $  3,479      $  3,190     $  3,056     $  3,028     $  3,561

----------
  * NAV and market value published in THE WALL STREET JOURNAL each Monday.
  # The ratios of operating expenses, including interest expense, to average net assets were 3.41%+++, 3.01%, 2.74%, 4.63%, 4.34%, and 3.36% for the years indicated above, respectively.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++ Per $1,000 of reverse repurchase agreement outstanding.
+++ Annualized

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

================================================================================
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

NOTE  1. ORGANIZATION &                  The BlackRock North American Government
ACCOUNTING                               Income Trust Inc., (the "Trust"),  a
POLICIES                                 Maryland  corporation,  is a non-diver-
sified, closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors, and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.


The Trust is exposed to credit loss in the event of non-performance    by    the
other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased.
Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

      Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

        (i)  market   value  of   investment   securities,   other   assets  and
        liabilities-at the New York City noon rates of exchange.

        (ii)   purchases  and  sales  of  investment   securities,   income  and
        expenses-at the rates of exchange prevailing on the respective dates of such transactions.

      The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

      Net realized and unrealized foreign exchange gains of $17,482,617 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, maturities of reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

      Foreign   security   and   currency   transactions   may  involve  certain
considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

      The exchange rate for the Canadian dollar at April 30, 1999 was US$ 0.6858 to C$1.00.


SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

      No provision has been made for United States income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly from net investment income, realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the six months ended April 30, 1999 the Trust increased undistributed net investment income by $180,072, increased accumulated net realized gains on investments by $116,783, and increased accumulated net realized and unrealized foreign currency loss by $296,855 for realized foreign currency gains incurred during the six months ended April 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.


NOTE  2.  AGREEMENTS                      The Trust has an  Investment  Advisory
                                          Agreement   with  BlackRock  Financial
Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO                   Purchases and sale of investment securities,
SECURITIES AND                      other than short-term  investments, for  the
OTHER INVESTMENTS                   six months ended  April 30, 1999  aggregated
$584,136,226 and $523,633,964, respectively.

      The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 5% of its portfolio assets. At
April 30, 1999, the Trust held 0.5% of its portfolio assets in securities restricted as to resale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The United States federal income tax basis of the Trust's investments at April 30, 1999 was $612,382,302, and accordingly, net unrealized appreciation for federal income tax purposes was $14,165,470 (gross unrealized appreciation $25,720,410; gross unrealized depreciation $11,554,940).

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $645,300 which will expire in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.


      Details of open financial futures contracts at April 30, 1999 are as follows:





                                                           VALUE AT        VALUE AT        UNREALIZED
NUMBER OF                                 EXPIRATION        TRADE         APRIL 30,      APPRECIATION/
CONTRACTS                 TYPE               DATE            DATE            1999        (DEPRECIATION)
--------                  ----               ----            ----            ----        --------------
Short position:
     31               Eurodollar          Mar. '99     $7,323,611      $7,322,200            $1,411
     31               Eurodollar          Jun. '99      7,333,686       7,331,888             1,798
     22           10 Yr. U.S. T-Note      Jun. '99      2,520,276       2,523,125            (2,849)
Long position:
    200           5 Yr. U.S. T-Note       Jun. '99     22,153,817      22,228,125            74,308
     9            30 Yr. U.S. T-Bond      Jun. '99      1,085,947       1,085,947                 -
                                                                                            -------
                                                                                            $74,668
                                                                                            =======

      Details of open forward currency contract at April 30, 1999 are as follows:



                                 VALUE AT        VALUE AT
 SETTLEMENT       CONTRACT      SETTLEMENT      APRIL 30,       UNREALIZED
    DATE         TO RECEIVE        DATE            1999        APPRECIATION
------------   -------------   ------------   -------------   -------------
Purchase:
  05/05/99     C$9,000,000     $5,980,066     $6,172,505         $192,439

      The Trust entered into one interest rate cap. Under the agreement the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap at April 30, 1999 are as follows:



 NOTIONAL                                                                   VALUE AT
  AMOUNT        FIXED                        TERMINATION      AMORTIZED     APRIL 30,     UNREALIZED
   (000)        RATE       FLOATING RATE         DATE           COST          1999       DEPRECIATION
----------   ----------   ---------------   -------------   -----------   -----------   -------------
$ 25,000        6.00%      3 mth. LIBOR       2/19/02         $452,437      $160,146      $(292,291)

NOTE 4. BORROWINGS            REVERSE  REPURCHASE  AGREEMENTS: The  Trust enters
                              into reverse repurchase agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the
repurchase  price,   including  accrued  interest,  of  the  reverse  repurchase agreement.

      The average daily balance of United States reverse repurchase agreements outstanding during the six months ended April 30, 1999 was approximately $208,501,914 at a weighted average interest rate of approximately 4.93%. Also, the average daily balance of Canadian reverse repurchase agreements outstanding during the six months ended April 30, 1999 was approximately C$15,195,204 at a weighted average interest rate of 5.08%.

      The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was $258,871,300 as of February 28, 1999, which was 31% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date

      The average daily balance of dollar rolls outstanding during the six months ended April 30, 1999 was approximately $9,564,384. The maximum amount of dollar rolls outstanding at any month-end during the period was $63,240,000 as of January 31, 1999 which was 8.44% of total assets.

NOTE 5. CAPITAL                         There are 200 million shares of $.01 par
                                        value  common  stock  authorized. Of the
36,207,093 shares outstanding at April 30, 1999, the Adviser owned 7,093 shares.


NOTE  6.  DIVIDENDS                     Subsequent to  April 30, 1999, the Board
                                        of  Directors  of   the  Trust  declared
dividends from undistributed earnings of $0.07 per share payable May 28, 1999 to shareholders of record on May 14, 1999.

--------------------------------------------------------------------------------
               THE BLACKROCK NORTH AMERICAN GOVERNMENT TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the
Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues.
To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:

     (1) To elect three Directors as follows:


         DIRECTOR                                 CLASS      TERM      EXPIRING
         --------                                 -----      ----      --------
         Richard E. Cavanagh ...................    I      3 years       2002
         James Grosfeld ........................    I      3 years       2002
         James Clayburn La Force, Jr. ..........    I      3 years       2002

         Directors whose term of office continues  beyond this meeting are Frank
         J. Fabozzi, Walter F. Mondale, Laurence D. Fink, Andrew F. Brimmer, Ralph L. Schlosstein and Kent Dixon.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1999.

     (3) To approve or reject the shareholder proposal requesting that the Trust shall promptly conduct a self-tender offer for a significant percentage of its outstanding shares at net asset value.

         Shareholders elected the three Directors, ratified the selection of Deloitte & Touche LLP and approved the Shareholder proposal to conduct a self-tender offer. The results of the voting was as follows:

                                                            VOTES FOR     VOTES AGAINST     ABSTENTIONS
                                                            ---------     -------------     -----------
         Richard E. Cavanagh ............................   25,565,678           -            6,157,090
         James Grosfeld .................................   25,538,626           -            6,184,142
         James Clayburn La Force, Jr. ...................   25,523,643           -            6,199,125
         Ratification of Deloitte & Touche LLP ..........   30,763,507          527,045         432,216
         Conduct a self-tender offer ....................    9,713,563        8,083,735       1,108,772

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock North American Government Income Trust's investment objective is to manage a portfolio of high grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "A2" by Moody's, or securities which BlackRock deems as of comparable quality. Under current market conditions, it is expected that the percentage of the Trust's assets invested in Canadian dollar-denominated securities will be approximately 65% and 75%. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage- backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the asset of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORTE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest a portion of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED     Mortgage  instruments  with  interest  rates
SECURITIES (ARMS):                  that adjust at periodic intervals at a fixed
                                    amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CANADIAN MORTGAGE SECURITIES:       Canadian  Mortgage   instruments  which  are
                                    guaranteed by the Canadian  Mortgage Housing
                                    Corporation (CMHC), a federal agency backed by the full faith and credit of the Canadian
                                    Government.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED                      Mortgage-backed  securities  which  separate
MORTGAGE OBLIGATIONS (CMOS):        mortgage  pools  into  short,   medium,  and
                                    long-term    securities    with    different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

COMMERCIAL MORTGAGE                 Mortgage-backed securities secured or backed
BACKED SECURITIES (CMBS):           by mortgage loans on commercial properties.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the fund is said to be trading at a discount.

DIVIDEND:                           This is income  generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders   may   elect   to   have   all
                                    distributions of dividends and capital gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however, they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).

INTEREST-ONLY SECURITIES:           Mortgage  securities   including  CMBS  that
                                    receive only the interest cash flows from an
                                    underlying   pool  of   mortgage   loans  or
                                    underlying  pass-through  securities.   Also
                                    known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:    Mortgage   instruments   with  coupons  that
                                    adjust at periodic intervals  according to a
                                    formula which sets  inversely  with a market
                                    level interest rate index.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary  market.  For a  closed-end  fund,
                                    this is the  price at which one share of the
                                    fund  trades on the stock  exchange.  If you
                                    were to buy or sell shares, you would pay or
                                    receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which  the  Trust  sells  mortgage-   backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these  payments by the  difference
                                    in the  current  sales  price (for which the
                                    security  is sold) and lower  price that the
                                    Trust pays for the  similar  security at the
                                    end date as well as the  interest  earned on
                                    the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed securities issued by  Fannie
MULTIPLE-CLASS PASS-THROUGHS:       Mae,   Freddie   Mac    or    Ginnie    Mae.

NET ASSET VALUE (NAV):              Collateralized  Mortgage  Obligations.   Net
                                    asset value is the total market value of all
                                    securities  held by the Trust,  plus  income
                                    accrued  on  its   investments,   minus  any
                                    liabilities   including   accrued  expenses,
                                    divided by the total  number of  outstanding
                                    shares.  It is  the  underlying  value  of a
                                    single share on a given day. Net asset value
                                    for  the  Trust  is  calculated  weekly  and
                                    published in BARRON'S on  Saturday,  THE NEW
                                    YORK  TIMES and THE WALL  STREET  JOURNAL on
                                    Monday.

PRINCIPAL-ONLY SECURITIES:          Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool
                                    of mortgage loans or underlying pass-through
                                    securities. Also known as a STRIP.

PROJECT LOANS:                      Mortgages   for   multi-family,    low-   to
PREMIUM:                            middle-income  housing.  When a fund's stock
                                    price is greater  than its net asset  value,
                                    the fund is said to be trading at a premium.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE AGREEMENTS:      In a reverse repurchase agreement, the Trust
                                    sells  securities  and agrees to  repurchase
                                    them at a  mutually  agreed  date and price.
                                    During  this time,  the Trust  continues  to
                                    receive the principal and interest  payments
                                    from that security.  At the end of the term,
                                    the Trust receives the same  securities that
                                    were sold for the same initial dollar amount
                                    plus  interest  on the cash  proceeds of the
                                    initial sale.

STRIPPED MORTGAGE BACKED            Arrangements  in which a pool of  assets  is
SECURITIES                          separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distribution   from   underlying
                                    mortgage-backed  securities.  IO's  and PO's
                                    are examples of STRIPs.

-----------------
   BlackRock
-----------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY


INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM


ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077


CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434


LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 1999 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                          THE BLACKROCK NORTH AMERICAN
                          GOVERNMENT INCOME TRUST INC.
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM


[GRAPHIC OMITTED] Printed on recycled paper                       092475-10-2

      ----------------
         BlackRock
THE   ----------------
NORTH AMERICAN
GOVERNMENT
INCOME TRUST INC.
----------------------------------------------------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 1999


                               [GRAPHIC OMITTED]